UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Executive Salaries

On February 18, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Diodes Incorporated (the “Company”) established the base salaries of certain executive officers effective February 19, 2020 as follows:

Name	Position	Base Salary
Dr. Keh-Shew Lu	President and Chief Executive Officer	$728,250
Brett R. Whitmire	Chief Financial Officer	288,000
Julie Holland	Vice President, Corporate Operations	390,500
Francis Tang	Vice President, Worldwide Discrete Products	390,500
Emily Yang	Vice President, Worldwide Sales and Marketing	294,000

2020 Long-term Incentive (LTI)

On February 18, 2020, the Committee also granted long-term incentive (“LTI”) awards under the Company’s previously disclosed LTI plan to certain executive officers for services to be rendered in fiscal 2020.

Each LTI award consists of (1) restricted stock units (“RSUs”) which vest ratably over four years (i.e., 25% on each anniversary of the award) and (2) performance stock units (“PSUs”) which contain a performance vesting condition by which the PSUs will vest upon the Company achieving a cumulative 3-year non-GAAP operating income target of $390.6 million.

If the Company achieves the Company-wide performance target, the executive will be entitled to receive 100% of their PSUs. Achievement of 80% of the performance target (the “threshold”) would result in the vesting of 50% of the target PSUs, and achievement of 120% of the performance target (the “maximum”) would result in the vesting of 200% of the target PSUs. Achievement of less than 80% of the performance target would result in the vesting of no PSUs, and achievement of above 120% of the performance target would not result in the vesting of more than 200% of the target PSUs. Achievement of between the threshold and the target, and between the target and the maximum, would result in the vesting of a prorated number of PSUs.

The table below sets forth the number of RSUs and the target PSUs awarded to the following executive officers:

Name	Position	Restricted Stock Units (Shares)	Performance Stock Units (Shares)
Dr. Keh-Shew Lu	President and Chief Executive Officer	53,100	53,100
Brett R. Whitmire	Chief Financial Officer	10,800	10,800
Julie Holland	Vice President, Corporate Operations	15,300	15,300
Francis Tang	Vice President, Worldwide Discrete Products	15,300	15,300
Emily Yang	Vice President, Worldwide Sales and Marketing	11,700	11,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2020	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer